Semiannual Report

                  Personal
                  Strategy
                  Funds
                  -----------------
                  November 30, 1997
                  -----------------

[LOGO OF T. ROWE PRICE APPEARS HERE]

  Report Highlights
  ------------------------------------------------------------------------------
  Personal Strategy Funds

 . The past six months were good to both stock and bond investors, despite the turbulence in international markets.

 . The Personal Strategy Funds provided strong returns, although they trailed their benchmarks primarily because of lower exposure to equities and an overweighting in foreign stocks.

 . The funds' sector weightings shifted slightly toward bonds at the expense of equities because of full stock valuations.

 . We believe the year ahead will be generally good for bonds, while stock investors may face tougher sledding than in recent years.

Fellow Shareholders

Despite turmoil in Asian economies, both stocks and bonds turned in solid performances during the six months ended November 30, 1997. Global stock markets reacted to the events in Southeast Asia by falling dramatically after earlier gains, but U.S. stocks recovered some lost ground. The main beneficiary was the U.S. Treasury market, which surged on an investor flight to safety.

MARKET REVIEW

Negative fallout from overbuilding and excess manufacturing capacity in Asia, along with the takeover of Hong Kong by China, took their toll on U.S. financial markets. However, domestic markets strengthened once it became apparent that the U.S. economy was continuing along its path of high employment, high consumer confidence, and low inflation.

--------------------
Interest Rate Levels
--------------------

                           [LINE GRAPH APPEARS HERE]

          30-YR TREASURY BOND       5-YR TREASURY NOTE      90-DAY TREASURY BILL
--------------------------------------------------------------------------------
11/30/96         6.41                       5.9                      5.03
                 6.58                      6.12                      4.92
                 6.89                      6.36                      5.06
 2/28/97         6.75                      6.31                      5.01
                    7                      6.66                      5.26
                 6.98                      6.62                      5.22
 5/31/97         6.99                       6.6                      5.03
                 6.72                      6.31                      5.12
                 6.38                         6                      5.12
 8/31/97         6.63                      6.22                      5.12
                 6.35                      5.94                      4.93
                 6.22                      5.78                      4.97
11/30/97         6.08                      5.82                      5.15

The 30-year Treasury bond yield fell from a peak of 7% at the end of March to 6.08% at the end of November. The five-year note yield also declined, but not as far, from 6.66% in March to 5.82%. Money markets were relatively stable, with the 90-day Treasury bill yield reaching a high of 5.26% in March and ending the period at 5.15%. (See chart.) When earlier concerns about accelerating inflation failed to materialize, the Federal Reserve remained on hold following its quarter-point hike in the key fed funds rate in March.

Stocks had reached a peak in late July and early August, then entered a trading zone before plummeting in late October in response to the turbulence in Southeast Asia. However, investors who stayed the course were rewarded as equity markets recaptured much of their earlier gains by the end of November.

PERFORMANCE AND STRATEGY REVIEW

The funds' investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee took a more defensive posture in recent months by further trimming the allocation to stocks and slightly increasing bond holdings. It continued to overweight international stocks and shifted toward an equal weighting of domestic growth and value stocks. In the bond area, the committee maintained the funds' low exposure to foreign bonds, adopted a relatively high exposure to both investment-grade and high-yield bonds, and added long-term Treasury bonds to the portfolios.

PERSONAL STRATEGY INCOME FUND

This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% bonds, 40% stocks, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

----------------
Asset Allocation
----------------

                           [PIE GRAPH APPEARS HERE]

Personal Strategy Income Fund

Bonds                   50%
Stocks                  37%
Money Markets           13%


We altered the mix of securities in the portfolio during the past six months, raising the bond allocation one percentage point to 50%, reducing stock exposure from 40% to 37%, and moving from an 11% to a 13% weighting in money market securities. In the fixed income area, we held a fairly high level of both high-yield and investment-grade securities and underweighted foreign bonds, a strategy that served investors well during the turmoil overseas. The portfolio's component of long-term Treasuries helped performance when interest rates declined from their levels of six months earlier.

In the equity arena, we maintained the fund's heavy allocation to foreign stocks, which we continue to believe offer more reasonable valuations than domestic stocks. European economies, in particular, are at an earlier stage in the economic cycle than the U.S. economy. Among domestic stocks, we moved toward a fairly equal balance of growth and value companies. Your fund's returns were solid during the 6- and 12-month periods ended November 30, although they trailed the benchmark shown in the table because of the fund's lower exposure to equities, which continued to perform well despite their extended valuations.

----------------------
Performance Comparison
----------------------

Periods Ended 11/30/97         6 Months    12 Months
----------------------------------------------------
Personal Strategy
Income Fund                       7.75%      12.45%
 ....................................................
Combined Index Portfolio *        8.65       15.29
 ....................................................

*An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers Aggregate Bond Index), and
 20% money market securities (90-day Treasury bills).


PERSONAL STRATEGY BALANCED FUND

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash -- with 10 percentage point variations permitted for each asset class. This asset allocation structure offers higher risk but also a higher potential return than the Income Fund.

----------------
Asset Allocation
----------------

Personal Strategy Balanced Fund

                           [PIE CHART APPEARS HERE]

Bonds and Money Markets         42%
Stocks                          58%

Note: For an explanation of the money markets position, see table on page 7.
Based on net assets as of 11/30/97.

On November 30, your fund had 58% of its assets in stocks, the same as at the end of May, and 42% in bonds and money market securities. We overweighted both investment-grade and high-yield bonds and underweighted foreign bonds, for the reasons mentioned previously. The mix of growth and value stocks in the portfolio is reflected in our top five stock holdings, which include AT&T, GE, Philip

Morris, and SBC Communications. The fund's largest stock position is SPDR Trust (Standard & Poor's Depository Receipts), whose performance is directly linked to that of the S&P 500 Stock Index.

On the international equities front, we maintained a maximum exposure to foreign stocks, since we continue to believe they offer more attractive valuations compared with domestic equities.

Your fund's returns for the 6- and 12-month periods ended November 30, 1997, were strong but lagged the Combined Index Portfolio shown in the table because of the fund's lower component of stocks and high allocation to foreign stocks, which lagged their U.S. counterparts.

----------------------
Performance Comparison
----------------------

Periods Ended 11/30/97                                     6 Months   12 Months
--------------------------------------------------------------------------------
Personal Strategy
Balanced Fund                                                8.29%      14.90%
 ................................................................................
Combined Index Portfolio *                                  10.46       19.73
 ................................................................................

*An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman
 Brothers Aggregate Bond Index), and 10% money market securities (90-day Treasury bills).

PERSONAL STRATEGY GROWTH FUND

Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10 percentage point variations permitted. As of November 30, 1997, the fund's allocation was 72% stocks and 28% bonds and cash equivalents.

----------------
Asset Allocation
----------------

                           [PIE GRAPH APPEARS HERE]

Personal Strategy Growth Fund

Bonds and Money Markets         28%
Stocks                          72%

Based on net assets as of 11/30/97

The allocation shown in the chart represents a five-percentage-point shift away from stocks and toward fixed income securities since May. The fund's five largest stock holdings include SPDR Trust (Standard & Poor's Depository Receipts), which are a publicly traded proxy for S&P 500 stocks. Rounding out the top five are AT&T, GE, Philip Morris, and Delta. As in the other funds, the portfolio contains a roughly equal balance of growth and value stocks.

Among the fixed income holdings, we maintained a relatively high exposure to investment-grade and high-yield securities and low exposure to foreign bonds. We held a high component of foreign stocks at the expense of domestic stocks, which hurt performance to some degree since international equities failed to keep pace with their domestic brethren in U.S. dollar terms. However, we believe the fund's component of foreign stocks will be rewarding over time.

----------------------
Performance Comparison
----------------------

Periods Ended 11/30/97          6 Months   12 Months
-----------------------------------------------------
Personal Strategy
Growth Fund                       9.21%      17.39%
 .....................................................
Combined Index Portfolio *       12.24       24.22
 .....................................................

*An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers Aggregate Bond Index).

Fund performance for both the last six and 12 months was solid, although it lagged the benchmark portfolio shown in the table due primarily to our lower stock position and higher exposure to foreign shares.

OUTLOOK

With prospects looking good for a federal budget nearly in balance in 1998, financial markets will be looking toward Washington to get an idea of how any future surpluses will be handled. A combination of tax cuts and debt reduction would be regarded favorably, while any attempt to raise spending would have the opposite effect. We anticipate a period of interest rate stability, with slightly lower rates overall than during recent years. In that environment, bonds should perform relatively well in the months ahead.

A significant slowdown in Asian economic growth poses problems for corporations whose earnings depend on exports to the region. Even before the turbulence developed, we believed U.S. stock valuations were fairly high. As we saw in October, when corrections occur they can be swift and steep, and we caution investors that the robust returns of recent years are unlikely to be sustained over the long term.

The Personal Strategy Funds are currently diversified in a way that will serve investors well over time, in our view. We will continue to look for opportunities to increase each fund's equity exposure when valuations seem more attractive.


Respectfully submitted,

/s/ Peter Van Dyke

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

December 19, 1997

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------

PORTFOLIO OVERVIEW


                                       Percent of                                         Percent of
                                       Net Assets                                         Net Assets
                                        11/30/97                                           11/30/97
Personal Strategy Income Fund
----------------------------------------------------------------------------------------------------
Money Market Securities                    12.8%       Stocks                                  37.4%
 ................................................       .............................................
                                                       Five Largest Holdings:
Bonds                                      49.8%       SPDR Trust                               0.9
 ................................................       .............................................
Treasuries/Agencies                        12.0        AT&T                                     0.6
 ................................................       .............................................
Mortgage-Backed                            12.8        GE                                       0.5
 ................................................       .............................................
Corporate                                  22.1        Philip Morris                            0.5
 ................................................       .............................................
Foreign                                     2.9        Dow Chemical                             0.4
 ................................................       .............................................


Personal Strategy Balanced Fund
----------------------------------------------------------------------------------------------------
Money Market Securities                     2.4%       Stocks                                  57.7%
 ................................................       .............................................
                                                       Five Largest Holdings:
Bonds                                      42.7%       SPDR Trust                               1.0
 ................................................       .............................................
Treasuries/Agencies                         8.4        AT&T                                     0.8
 ................................................       .............................................
Mortgage-Backed                            13.2        GE                                       0.8
 ................................................       .............................................
Corporate                                  18.6        Philip Morris                            0.7
 ................................................       .............................................
Foreign                                     2.5        SBC Communications                       0.7
 ................................................       .............................................
Other Assets Less Liabilities              -2.8
 ................................................


Personal Strategy Growth Fund
----------------------------------------------------------------------------------------------------
Money Market Securities                     3.8%       Stocks                                  72.2%
 ................................................       .............................................
                                                       Five Largest Holdings:
Bonds                                      24.0%       SPDR Trust                               2.2
 ................................................       .............................................
Treasuries/Agencies                         6.6        AT&T                                     1.1
 ................................................       .............................................
Mortgage-Backed                             5.8        GE                                       1.0
 ................................................       .............................................
Corporate                                  10.3        Philip Morris                            0.9
 ................................................       .............................................
Foreign                                     1.3        Delta                                    0.8
 ................................................       .............................................

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------


These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------
As of 11/30/97

[BAR GRAPH APPEARS HERE]


                      Personal Strategy             Combined Index
                         Income Fund                   Portfolio
7/29/94                    10,000                        10,000
Nov-94                      9,939                         9,973
May-95                     11,290                        11,239
Nov-95                     12,338                        12,214
May-96                     12,852                        12,779
Nov-96                     14,125                        13,956
May-97                     14,741                        14,809
Nov-97                     15,883                        16,090

PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------
As of 11/30/97

[BAR GRAPH APPEARS HERE]


                      Personal Strategy             Combined Index
                       Balanced Fund                   Portfolio
7/29/94                    10,000                        10,000
Nov-94                      9,969                         9,974
May-95                     11,435                        11,484
Nov-95                     12,710                        12,728
May-96                     13,490                        13,599
Nov-96                     14,904                        15,109
May-97                     15,812                        16,376
Nov-97                     17,124                        18,089

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------
As of 11/30/97

[BAR GRAPH APPEARS HERE]


                      Personal Strategy             Combined Index
                         Growth Fund                   Portfolio
7/29/94                    10,000                        10,000
Nov-94                     10,010                         9,974
May-95                     11,565                        11,732
Nov-95                     13,111                        13,258
May-96                     14,205                        14,464
Nov-96                     15,844                        16,344
May-97                     17,030                        18,087
Nov-97                     18,598                        20,302

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------


This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



                                                           Since       Inception
Periods Ended 11/30/97              1 Year   3 Years   Inception            Date
--------------------------------------------------------------------------------
Personal Strategy Income Fund       12.45%    16.91%      14.86%         7/29/94
 ................................................................................
Personal Strategy Balanced Fund     14.90     19.76       17.48          7/29/94
 ................................................................................
Personal Strategy Growth Fund       17.39     22.94       20.42          7/29/94
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Personal Strategy Funds.


Investor Centers:
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[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          C11-051  11/30/97